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                                                                   EXHIBIT 10.33

                           U.S.I. HOLDINGS CORPORATION
                           2002 EQUITY INCENTIVE PLAN

SECTION 1.   Establishment And Purpose.

The purposes of the Plan are to (i) attract and retain persons who are eligible to participate in the Plan, (ii) motivate such persons, by means of appropriate incentives, to contribute to the long-range growth and success of the Company,
(iii) provide incentive compensation opportunities that are competitive with those of other similar companies and (iv) further associate the interests of the Company's directors, executive officers, employees, and non-employee contributors with those of its other stockholders through compensation that is based on the performance of the Company's Stock; and thereby promote the long-term financial interest of the Company and enhance stockholder return. The Plan provides for the direct award of Shares or Stock Units, the sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may be Nonstatutory Stock Options ("NSOs") or Incentive Stock Options ("ISOs"). Capitalized terms are defined in Section 12.

SECTION 2.   Administration.

             (a) Committee of the Board of Directors. The Plan shall be administered by a Compensation Committee of the Board of Directors ("Committee") or, if no Committee has been appointed, by the Board of Directors. The Committee shall consist of two or more members of the Board of Directors who have been appointed by the Board of Directors; provided that following the effectiveness of a registration statement under Section 5 of the Securities Act of 1933, as amended, each member of the Committee shall be a non-employee director as defined in Rule 16b-3(b)(3)(i) promulgated under Section 16 of the Securities Exchange Act of 1934, as amended. The Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee to the extent the Board of Directors has assigned a particular function.

             (b) Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors, acting through the Committee, shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Committee or Board of Directors shall be final and binding on Purchasers, Optionees and persons deriving rights from a Purchaser or Optionee.

SECTION 3.   Eligibility.

             (a) General Rule. Subject to the terms and conditions of the Plan, only Eligible Persons shall receive awards under the Plan. As used herein, the term "Eligible Persons" means



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(i) key executive Employees or other significant Employees as established from time to time by the Board of Directors and (ii) Directors or Consultants providing key services to the Company or its Subsidiaries. In the discretion of the Board of Directors, an Eligible Person may be granted any award permitted under the provisions of the Plan, except that only Employees shall be eligible to receive grants of ISOs. More than one award may be granted to an Eligible Person. Awards may be granted as alternatives to, or replacements of, awards outstanding under the Plan, or any other plan or arrangement of the Company or its Subsidiaries.

             (b) Ten-Percent Stockholders. Notwithstanding anything to the contrary herein, if an ISO is granted to an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries (i) the Exercise Price shall be not less than 110% of the Fair Market Value of a Share on the date of grant and
(ii) such ISO by its terms shall not be exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 4.   Stock Subject To Plan.

             (a) Limitations. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares. The aggregate number of Shares that may be issued under the Plan shall not exceed 10,269,515 Shares, subject to adjustment pursuant to Section 8. The number of Shares that are subject to Options, Stock Units or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

             (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for issuance under the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for issuance under the Plan.

SECTION 5.   Terms And Conditions Of Awards Or Sales.

            (a) Stock Purchase Agreement. Each award of Shares or Stock Units or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

             (b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option or Stock Unit) shall automatically expire if not



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exercised by the Purchaser within thirty (30) days after the date of the grant of such right to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

             (c) Withholding Taxes. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require or approve, including without limitation, withholding of Shares, for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

             (d) Restrictions on Transfer of Shares and Minimum Vesting. Any Shares awarded or sold under the Plan may be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

             (e) Accelerated Vesting. Unless the applicable Stock Purchase Agreement provides otherwise, any right to repurchase a Purchaser's Shares at the original Purchase Price upon termination of the Purchaser's Service shall lapse and all of such Shares shall become vested if the Company is subject to a Change in Control before the Purchaser's Service terminates.

SECTION 6.   Terms And Conditions Of Options.

             (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Notice of Option Grant or a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Notice of Option Grant or a Stock Option Agreement. The provisions of the various Notice of Option Grants or Stock Option Agreements entered into under the Plan need not be identical.

             (b) Number of Shares. Each Notice of Option Grant or Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Notice of Option Grant or Stock Option Agreement shall also specify whether the Option is an ISO or a NSO.

             (c) Exercise Price. Each Notice of Option Grant or Stock Option Agreement shall specify the Exercise Price. Subject to Section 3(b) herein, the Exercise Price of any Option shall be determined by the Board of Directors in its sole discretion and payable by the Purchaser in any manner set forth in
Section 7 hereof.

             (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require or approve, including without limitation, withholding of Shares, for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise.



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             (e) Exercisability. Each Notice of Option Grant or Stock Option
Agreement shall specify the date when all or any installment of the Option is to become exercisable. The exercisability provisions of any Notice of Option Grant or Stock Option Agreement shall be determined by the Board of Directors and set forth in the applicable Stock Option Agreement.

             (f) Accelerated Vesting and Exercisability. Unless the applicable Notice of Option Grant or Stock Option Agreement provides otherwise, all of an Optionee's Options shall become vested and exercisable in full upon a Change in Control of the Company.

             (g) Basic Term. The Board of Directors shall establish the term of each Option and such term shall be set forth in the Notice of Option Grant or Stock Option Agreement. No Option shall be granted for a term of more than ten
(10) years.

             (h) Nontransferability. No Option shall be transferable by the Optionee other than by beneficiary designation, will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

             (i) Termination of Service (Except by Death, Disability or Retirement). If an Optionee's Service terminates for any reason other than the Optionee's death, Disability or Retirement, then the Optionee's Options shall expire on the earliest of the following occasions:

                 (i)   The termination date determined pursuant to subsection
(g) above; or

                 (ii) The date thirty days after the termination of the Optionee's Service for any reason other than Death, Disability, Retirement or Cause, or such later date as the Board of Directors may determine; or

                 (iii) The date of the termination of the Optionee's Service for Cause, or such later date as the Board of Directors may determine.

The Optionee may exercise all or part of the Optionee's Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had vested and otherwise become exercisable before the Optionee's Service terminated. The balance of such Options shall lapse when the Optionee's Service terminates.

             (j) Termination of Service in the Event of Death, Disability or Retirement. If an Optionee dies or becomes Disabled while the Optionee is in Service, or upon Retirement of the Optionee, the Optionee's Options shall expire on the earlier of the following dates:

                 (i) The expiration date determined pursuant to subsection (g) above; or

                 (ii) The date 12 months after the Optionee's termination of Service.


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All or part of the Optionee's Options may be exercised at any time before the expiration of such Options under the preceding sentence by the Optionee's legal representative, executors or administrators of the Optionee's estate, or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's termination of Service. The balance of such Options shall lapse when the Service of the Optionee terminates.

             (k) Leaves of Absence. For purposes of Subsection (i) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave (as determined by the Company) or by applicable law.

             (l) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee's Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

             (m) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

             (n) Restrictions on Transfer of Shares and Minimum Vesting. Shares issued upon exercise of an Option shall be subject to such vesting, special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Notice of Option Grant or Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

SECTION 7.   Payment For Shares.

             (a) General Rule. Payment for Shares purchased pursuant to this Plan may be in cash (check) or cash equivalents at the time of purchase, in any manner set forth below and in any combination of the following:

                 (i) by surrender of shares that either (A) have been owned by the Purchaser for more than six (6) months and have been paid for within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended (or, if such shares were purchased from the Company by use of a promissory note, such note has been fully repaid with respect to such shares); or (B) were acquired by the Purchaser in the public market;



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                 (ii)  if specifically approved by the Board of Directors, by tender of a full recourse promissory note bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code, and otherwise having such terms as may be approved by the Board of Directors; provided, however, that Purchasers who are not Employees or Directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; or

                 (iii) with respect only to purchases upon exercise of an Option, and provided that a public market for the Shares exists: (A) through a "same day sale" commitment from the Purchaser and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Member") whereby the Purchaser irrevocably elects to exercise the Option and to sell a portion of the Shares thereby purchased to pay the Exercise Price, and whereby the NASD Member irrevocably commits upon receipt of the proceeds of such sales to forward the Exercise Price directly to the Company; or (B) through a "margin" commitment from the Purchaser and a NASD Member whereby the Purchaser irrevocably elects to exercise the Option and to pledge the Shares thereby purchased to the NASD Member in a margin account as security for a loan from the NASD Member in the amount of the Exercise Price and, whereby the NASD Member irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company.

SECTION 8.   Adjustment Of Shares.

             (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option and (iii) the Exercise Price under each outstanding Option.

             (b) Mergers and Consolidations. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Optionees' consent, may provide for:

                 (i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

                 (ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

                 (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or



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                 (iv) The cancellation of each outstanding Option after payment to the Optionee of an amount in cash or cash equivalents equal to (A) the Fair Market Value of the Shares subject to such Option at the time of the merger or consolidation minus (B) the Exercise Price of the Shares subject to such Option.

             (c) Reservation of Rights. Except as provided in this Section 8, an Optionee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9.   Securities Law Compliance.

             (a) General. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

SECTION 10.  No Rights to Continued Employment.

Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 11.  Duration and Amendments.

             (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's stockholders. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Options or sales or awards of Shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan. The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.



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             (b) Right to Amend or Terminate the Plan. The Board of Directors
may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 8) shall require the approval of the Company's stockholders. Stockholder approval shall not be required for any other amendment of the Plan.

             (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 12.  Definitions.

             (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

             (b) "Cause" shall mean (unless a different definition exists in any employment agreement between the Company and the Optionee or Purchaser) any of the following with respect to the Optionee or Purchaser:

                 (i) The unauthorized use or disclosure of the confidential information or trade secrets of the Company, which use or disclosure causes material harm to the Company;

                 (ii) Conviction of, or a plea of "guilty" or "no contest" to, a felony under the laws of the United States or any state thereof;

                 (iii) Gross negligence in connection with the performance of Services;

                 (iv) Continued failure to perform assigned duties after receiving written notification from the supervisory representative of the Company;

                 (v)   Fraud; or

                 (vi) Willful misconduct resulting in economic harm to the Company.

The foregoing definition of "Cause" shall not be deemed an exclusive list of all acts or omissions that the Company (or a Parent or Subsidiary) may consider as grounds for the discharge of an Optionee or Purchaser.

             (c) "Change in Control" shall mean (unless a different definition exists in any employment agreement between the Company and the Optionee or Purchaser):

                 (i)   a dissolution or liquidation of the Company;



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                 (ii)  a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings, and the awards granted under this Plan are assumed, converted or replaced by the successor corporation);

                 (iii) a merger in which the Company is the surviving corporation and upon the effectiveness of which the stockholders of the Company immediately prior to such merger cease to own at least 50% of the Company's outstanding voting securities;

                 (iv) the acquisition or transfer of more than 50% of the Company's outstanding shares by tender offer or other similar transaction; or

                 (v) The sale, transfer or other disposition of all or substantially all of the Company's assets.

             (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

             (e) "Committee" shall mean the Compensation Committee of the Board of Directors, as described in Section 2(a).

             (f) "Company" shall mean U.S.I. Holdings Corporation, a Delaware corporation.

             (g) "Consultant" shall mean a person or entity who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Directors.

             (h) "Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment for a continuous period of at least ninety (90) days.

             (i) "Eligible Person" shall have the meaning set forth in Section 3 hereof.

             (j) "Employee" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

             (k) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified in the applicable Stock Option Agreement.

             (l) "Fair Market Value" shall mean on any date (i) the closing sale price of a Share during normal trading hours on the national securities exchange on which the Stock is principally traded for such date or the last preceding date on which there was a sale of such Stock on such exchange, or (ii) if the Stock is then traded in an over-the-counter market, the average of the closing bid and asked prices for a Share during normal trading hours in such over-the-counter market for such date or thelast preceding date on which there was a sale of such Stock in such



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market, or (iii) if the Stock is not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Board of Directors, in its sole discretion, shall determine.

             (m) "ISO" shall mean an employee incentive stock option described in Section 422(b) of the Code.

             (n) "Notice of Option Grant" shall mean an agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to an Optionee's option.

             (o) "NSO" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

             (p) "Option" shall mean an ISO or NSO granted under the Plan and entitling the holder to purchase Shares.

             (q) "Optionee" shall mean an individual who holds an Option.

             (r) "Director" shall mean a member of the Board of Directors who is not an Employee.

             (s) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

             (t) "Plan" shall mean the U.S.I. Holdings Corporation 2002 Equity Incentive Plan.

             (u) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

             (v) "Purchaser" shall mean an individual to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

             (w) "Retirement" shall mean the voluntary termination of Service upon or following the attainment of age 55.

             (x) "Service" shall mean service as an Employee, Outside Director or Consultant.

             (y) "Share" shall mean one share of Stock.


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     (z)  "Stock" shall mean the Common Stock of the Company, par value $.01 per
Share.

     (aa) "Stock Unit" shall mean a promise of the Company to deliver a Share at a specified future date.

     (bb) "Stock Option Agreement" shall mean an agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to an Optionee's Option.

     (cc) "Stock Purchase Agreement" shall mean the agreement between the Company and a Purchaser which contains the terms, conditions and restrictions pertaining to the purchase of such Shares.

     (dd) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 13.  Execution.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.


                   U.S.I. HOLDINGS CORPORATION, a Delaware
                   Corporation



                   By:
                       ---------------------------------------------------------

                   Title:
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